File Nos. 33-13021 & 811-5086

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            CHURCHILL TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-66667
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

Aquilasm Group of Funds

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017


                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 25, 2003


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") will be held:

Place:            (a)      at the Kentucky Derby Museum;
                           704 Central Avenue
                           Louisville, Kentucky;

Time:             (b)      on April 25, 2003
                           at 10:00 a.m. local time;

Purposes:         (c)      for the following purposes:

                    (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

                   (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2003 (Proposal No. 2);

                   (iii) to act upon a proposed new revised and amended
                         Advisory and Administration Agreement under which the the Fund will become responsible for Fund Accounting expenses (Proposal No. 3);

                    (iv) to act upon any other  matters  which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on January 27, 2003 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

March 10, 2003

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                       Churchill Tax-Free Fund of Kentucky
            380 Madison Avenue, Suite 2300, New York, New York 10017

                                 Proxy Statement

                                  Introduction


     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.



     The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about March 10, 2003.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on the proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                               General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.


     The Fund pays the costs of the solicitation although the Manager is bearing certain costs of preparation of this proxy material. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.


     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.62; Class C Shares, $10.62; Class Y Shares, $10.63; and Class I Shares, $10.62. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees, the selection of independent auditors and the approval of a new Advisory and Administration Agreement. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.


     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 21,313,908; Class C Shares, 468,224; Class Y Shares, 3,942,782 and Class I Shares, 225,725.

     On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address           Number of shares               Percent of class
of the holder of
record

Institutional 5% shareholders

SYAG
c/o Stock Yards Bank and Trust
P.O. Box 34290
Louisville, KY             2,012,789 Class A Shares            7.76%

MLPF&S for the sole
 benefit of its customers
4800 Deer Lake Dr East

Jacksonville, FL              70,093 Class C Shares           14.97%

National Financial
Services Corp.
200 Liberty Street
New York NY                1,511,465 Class Y Shares           38.33%

Bankdan
c/o Kentucky Trust Company
218 W. Main St.
Danville, KY               991,998 Class Y Shares             25.16%


Additional 5% shareholders

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.



     The following material includes the name, positions with the Fund, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April, 2002. All nominees have consented to serve if elected.

Trustees(1)
and Officers

                                                                       Number of
                         Positions Held                                Portfolios in
                         with                                          Fund Complex
                         Fund                                          Overseen by
Name, Address(2) and     and Length of    Principal Occupation(s)      Trustee           Other Directorships
Date of Birth            Service(3)       During Past 5 Years                            Held by Trustee (The position
                                                                                         held is a directorship unless
                                                                                         indicated otherwise.)


Interested Trustees(4)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the         12     Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust,
                         1987             organization and Manager or                Oppenheimer Quest Value Funds
                                          Administrator and/or Adviser or            Group, Oppenheimer Small Cap
                                          Sub-Adviser to each fund of the            Value Fund, Oppenheimer
                                          Aquilasm Group of Funds (5) and            Midcap Fund, and Oppenheimer
                                          Founder, Chairman of the Board of          Rochester Group of Funds.
                                          Trustees and (currently or until
                                          1998) President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since
                                          1981and formerly Vice President
                                          or Secretary, 1981-1998;
                                          President and a Director, STCM
                                          Management Company, Inc., sponsor
                                          and investment adviser to Capital
                                          Cash Management Trust since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and charitable
                                          organizations.

Diana P. Herrmann        Trustee since    President and Chief Operating      7                   None
New York, NY             1995 and         Officer of the Manager since
(02/25/58)               President        1997, a Director since 1984,
                         since 1999       Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          funds in the Aquilasm Group of
                                          Funds since 1986; Director of
                                          the Distributor since 1997;
                                          trustee, Reserve Money-Market
                                          Funds, 1999-2000 and Reserve
                                          Private Equity Series,
                                          1998-2000; active in mutual fund
                                          and trade organizations and in
                                          charitable and volunteer
                                          organizations.
Non-Interested
Trustees

Thomas A.                Trustee          Vice President of Robinson,        1                   None
Christopher              since 1992       Hughes & Christopher, C.P.A.s,
Danville, KY                              P.S.C., since 1977; President, A
(12/19/47)                                Good Place for Fun, Inc., a
                                          sports facility, since 1987;
                                          active member of the American
                                          Institute of Certified Public
                                          Accountants.

Douglas Dean             Trustee          Founder and Chairman of the        1                   None
Lexington,               since 1987       Board of Directors, Dean, Dorton
KY                                        & Ford P.S.C., a public
(03/21/49)                                accounting firm, since 1982;
                                          active as an officer and member
                                          of various charitable and
                                          community organizations.

Carroll F. Knicely       Trustee since    President, Associated              1       West Kentucky Corporation;
Glasgow, KY              1998             Publications Inc, Glasgow,                 South Gate Plaza, Inc.;
(12/08/28)                                Kentucky; director and member,             Knicely and Knicely, Inc.
                                          Executive Board of West Kentucky
                                          Corporation and director and
                                          Secretary-Treasurer, South Gate
                                          Plaza, Inc. (owner and developer
                                          of shopping centers and
                                          commercial real estate);
                                          director, Vice President and
                                          Treasurer, Knicely and Knicely,
                                          Inc. (owner and developer of
                                          rental properties and
                                          residential real estate); former
                                          trustee, Cambellsville
                                          University; formerly Secretary
                                          of Commerce and Commissioner of
                                          Commerce, Commonwealth of
                                          Kentucky.
Theodore T. Mason        Trustee since    Executive Director, East Wind      6       Trustee, OCC Accumulation
New York, NY             1992             Power Partners LTD since 1994              Trust.
(11/24/35)                                and Louisiana Power Partners,
                                          LLC since 1999; President,
                                          Alumni Association of SUNY
                                          Maritime College since 2002
                                          (First Vice President,
                                          2000-2001, Second Vice
                                          President, 1998-2000) and
                                          director of the same
                                          organization since 1997;
                                          Director, STCM Management
                                          Company, Inc., since 1973; twice
                                          national officer of Naval
                                          Reserve Association, commanding
                                          officer of four naval reserve
                                          units and Captain, USNR (Ret);
                                          director, The Navy League of the
                                          United States New York Council
                                          since 2002; trustee, The
                                          Maritime Industry Museum at Fort
                                          Schuyler and the Maritime
                                          College at Fort Schuyler
                                          Foundation, Inc. since 2000.

Anne J. Mills            Trustee since    President, Loring Consulting       5                   None
Castle Rock, CO          1987             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001;
                                          IBM Corporation, 1965-1991;
                                          Budget Review Officer, the
                                          American Baptist Churches/USA,
                                          1994-1997; director, the
                                          American Baptist Foundation
                                          since 1985 and Trustee Emerita,
                                          Brown University.

William J. Nightingale   Trustee since    Retired; formerly Chairman,        2             Ring's End, Inc.
Rowayton, CT             1993             founder (1975) and Senior
(09/16/29)                                Advisor until 2000 of
                                          Nightingale & Associates,
                                          L.L.C., a general management
                                          consulting firm focusing on
                                          interim management,
                                          divestitures, turnaround of
                                          troubled companies, corporate
                                          restructuring and financial
                                          advisory services.

James R. Ramsey          Trustee since    President, University of           1                   None
Louisville, KY           1987             Louisville since Nov. 2002;
(11/14/48)                                Professor of Economics,
                                          University of Louisville,
                                          1999-present; Kentucky
                                          Governor's Senior Policy Advisor
                                          and State Budget Director,
                                          1999-2002; Vice Chancellor for
                                          Finance and Administration, the
                                          University of North Carolina at
                                          Chapel Hill, 1998 to 1999;
                                          previously Vice President for
                                          Finance and Administration at
                                          Western Kentucky University,
                                          State Budget Director for the
                                          Commonwealth of Kentucky, Chief
                                          State Economist and Executive
                                          Director for the Office of
                                          Financial Management and
                                          Economic Analysis for the
                                          Commonwealth of Kentucky,
                                          Adjunct Professor at the
                                          University of Kentucky,
                                          Associate Professor at Loyola
                                          University-New Orleans and
                                          Assistant Professor at Middle
                                          Tennessee State University.

Officers

Thomas S. Albright       Senior Vice      Senior Vice President and           N/A                 N/A
Louisville, KY           President        Portfolio Manager, Churchill
(07/26/52)               since 2000       Tax-Free Fund of Kentucky since
                                          July 2000; Vice President and
                                          Co-portfolio manager, Tax-Free
                                          Fund For Utah since 2001; Vice
                                          President and Portfolio Manager,
                                          Banc One Investment Advisors,
                                          Inc., 1994-2000.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                  N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1994       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Bond Funds and Vice
                                          President, Churchill Cash
                                          Reserves Trust, 1995-2001.

James M. McCullough      Vice President   Senior Vice President or Vice      N/A                  N/A
Portland, OR (06/11/45)  since 2000       President of Aquila Rocky
                                          Mountain Equity Fund and four
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jason T. McGrew          Vice President   Vice President, Churchill          N/A                  N/A
Elizabethtown, KY        since 2001       Tax-Free Fund of Kentucky since
(08/14/71)                                2001, Assistant Vice President,
                                          2000-2001; Investment Broker
                                          with Raymond James Financial
                                          Services 1999-2000 and with J.C.
                                          Bradford and Company 1997-1999;
                                          Associate Broker at Prudential
                                          Securities 1996-1997.

Rose F. Marotta          Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and Director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and of the
                                          Distributor, 1985-2000.

Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group    N/A                  N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A                  N/A
New York, NY             since 1987       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A                  N/A
New York, NY (08/23/40)  Secretary        Manager since 1998 and Assistant
                         since 2000       Secretary of the Aquilasm Group
                                          of Funds since 2000; trustee,
                                          Alpha Strategies Fund since
                                          July, 2002; Consultant, The
                                          Wadsworth Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          five Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager since 1990.

Lori A. Vindigni        Money- Market,    Assistant Treasurer of the         N/A                  N/A
New York, NY            Bond and Equity   Aquilasm Group of Funds since
(11/02/66)              Funds:            2000; Assistant Vice President
                        Assistant         of the Manager since 1998; Fund
                        Treasurer since   Accountant for the Aquilasm
                        2000              Group of Funds, 1995-1998.


(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and affiliates of both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquilasm Group of Funds."


                       Securities Holdings of the Trustees
                                (as of 12/31/02)

                          Dollar Range of              Aggregate Dollar Range
Name of                  Ownership in Churchill        of Ownership in Aquilasm
Trustee                  Tax-Free Fund of Kentucky(1)  Investment Companies
                                                       Overseen by Trustee(1)
Interested Trustees


Lacy B. Herrmann                   B                           E


Diana P. Herrmann                  B                           E

Non-interested Trustees

Thomas A. Christopher              C                           C

Douglas Dean                       D                           D

Carroll F. Knicely                 D                           D

Theodore T. Mason                  B                           C

Anne J. Mills                      C                           D

William J. Nightingale             C                           C

James R. Ramsey                    C                           C



(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.


     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2002, the Fund paid a total of $93,960 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.


     The Fund is one of the 12 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                 Compensation         Number of
                                 from all             boards on
                 Compensation    funds in the         which the
                 from the        Aquilasm             Trustee
Name             Fund            Group of Funds       serves


Thomas A.
Christopher       $7,500           $8,700(1)              1


Douglas
Dean              $6,950           $6,950                 1

Carroll F.
Knicely           $7,300           $7,300                 1

Theodore T.
Mason             $7,300          $50,500                 6

Anne J.
Mills             $7,300          $35,600                 5

William J.
Nightingale       $6,600          $12,550                 2

James R.
Ramsey            $8,800           $8,800                 1


(1) Includes compensation from each of the funds in the Aquilasm Group of Funds for services as Chair of a committee of Trustees of all such funds.


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.


     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds. As of January 31, 2003, these funds had aggregate assets of approximately $3.7 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended December 31, 2002 the Fund paid $1,010,893 in management fees.


     During the fiscal year ended December 31, 2002, $320,209 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $9,081 was retained by the Distributor. With respect to Class C shares, during the same period $30,419 was paid under Part II of the Plan and $10,139 was paid under Part I of the Shareholder Services Plan. Of these total payments of $40,558, the Distributor retained $6,387. With respect to Class I Shares, during the same period $3,991 was paid under Part III of the Plan and $2,993 was paid under Part II of the Shareholder Services Plan. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of twelve funds (four money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Thomas A. Christopher, Douglas Dean, Carroll F. Knicely, Theodore T. Mason, Anne J. Mills, William J. Nightingale and James R. Ramsey. None of the members of the Committee is an "interested person" of the Fund. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year.

     During the Fund's last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee), except that Mr. Nightingale was unable to attend two meetings due to travel and a prior commitment. The Board of Trustees does not have a nominating committee.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold shares of the Manager.

         Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

Ratification or Rejection of Selection of Independent Auditors
(Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2003. Such selection is submitted to the shareholders for ratification or rejection.


     The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for 2001 and 2002, and fees billed for other services rendered by KPMG.

                                             2001              2002

        Audit Fees:                        $17,000            $19,500

        Audit related fees                       0                  0
                                            ______             ______
            Audit and audit related fees    17,000             19,500

        Tax fees (1)                         7,383              9,500

        All other fees                           0                  0
                                            ______             ______
            Total fees                     $24,383            $29,000
                                           _______            _______

(1) Tax fees consisted of fees for tax consultation and tax compliance services.


         KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the "Manager") or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     The Audit Committee of the Fund's Board of Trustees, which consists of all independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending reappointment of it for the fiscal year ending December 31, 2003.

     KPMG has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

         Vote Required

     Approval requires the affirmative votes of a majority of the shares present.

                   Consideration of a New Revised and Amended
                      Advisory and Administration Agreement
                        Which will Provide that the Fund
                      Will pay for Fund Accounting Services
                        Currently paid for by the Manager
                                (Proposal No. 3)

                     Background and Reasons for the Proposal

     The purpose of this proposal is to authorize a new revised and amended Advisory and Administration Agreement (the "Proposed Agreement") between the Fund and Aquila Management Corporation, the Manager. The only change between the current Advisory and Administration Agreement (the "Current Agreement") and the Proposed Agreement is that the payment for the cost of fund accounting, currently the responsibility of the Manager, will become the responsibility of the Fund under the Proposed Agreement.

     The Current Agreement provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund. These services are called "Fund Accounting." The Fund Accounting services for the Fund are currently delegated to an outside service provider and are currently supervised and paid for by the Manager. It is proposed that while an outside service provider will continue to provide accounting services to the Fund under the Manager's continued supervision, the costs of the Fund Accounting services will be shifted from the Manager to the Fund. If the Proposal is approved, these costs will be borne by the Fund and not by the Manager.


What is Fund Accounting?

     Fund Accounting is the routine bookkeeping function under which the Fund's per share price (net asset value) is computed each day for the purposes of sales and redemptions of the Fund's shares. Fund Accounting also tracks the Fund's income and expenses for the purpose of calculating the Fund's daily dividends.


         What are the current and anticipated costs of Fund Accounting?

     The cost of providing Fund Accounting to the Fund at its current asset level of approximately $264 million is $52,200 per year. Based on the Fund's current net assets, this equates to approximately 2.0 basis points (0.020%) in annual expenses.

     Under the current Fund Accounting fee structure, the estimated fee paid by the Fund would be as follows at various asset sizes:
                                                       Estimated Class A Share
        Net Assets      Annual Fund   Accounting Fee    Total Expense Ratio
          ($MM)             ($)           (%)                   (%)

           264            52,200        0.020                  0.73
           300            55,200        0.018                  0.72
           375            59,624        0.016                  0.71
           425            63,636        0.015                  0.70

     While the Fund's expense ratio will increase, it is important to note that the expense ratio of the Fund has traditionally been at a highly competitive level.

What will happen if the Fund grows?

     The Manager and the Distributor intend to continue efforts to increase the asset size of the Fund. As illustrated in the chart above, if the Fund assets grow, the impact on the overall Fund expense ratio decreases. Conversely, were the Fund to decrease in size, the expense ratio would increase.


What are the reasons for the Proposal?

     The Manager is seeking this change to reduce its costs and thereby effectively increase its net income without an increase in its contractual management fee. Without subsidization, the effect of reducing the Manager's costs is the same as increasing its fees by the same amount. The Manager has advised the Board of Trustees that it has had increasing costs of operations.

     Examples of past operating expense increases include additional staffing/other resource needs which resulted from the addition of new classes of shares (C, Y, and I shares) and significant salary level increases necessitated in order to retain staff. Most recently, additional rules and regulations imposed by the Securities and Exchange Commission (SEC) and the federal government have resulted in the need for increased resources and related costs. These new rules and regulations have included anti-money laundering, privacy, protecting against terrorism, and, most recently, Sarbanes-Oxley. Technology plays a large part in compliance with these new rules and is a major and ongoing component of Aquila's increased costs, as it has gained increasing importance overall for financial services companies, in particular.

     An effective fee increase would assist the Manager in retaining experienced investment professionals. The Manager has advised the Board of Trustees that a high quality portfolio management team is critical to the success of the Fund, particularly in light of the increased necessity to scrutinize the credit quality of issues. Additional income would also assist the Manager in maintaining new and/or upgraded systems and other technology investments and related support, an area of growing criticality for all mutual fund companies.


What changes in the Fund's expenses will result from the change?

     Under the Proposed Agreement, the contractual advisory fee will continue to accrue at the annual rate of 0.40 of 1% of the Fund's net asset value. The following tables show the Management fee and Other Expenses (including Accounting) under the Current Agreement and the Proposed Agreement.

                         Annual Fund Operating Expenses

            (as a percentage of the Fund's average daily net assets)



The chart below compares Current Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets) as they were for the fiscal year ended December 31, 2002 against Proposed Annual Fund Operating Expenses as they would have been for that year under the proposed arrangement.


                                   Class A Shares            Class C Shares
                                (Current) (Proposed)      (Current)  (Proposed)

Management Fee.........           0.40%     0.40%           0.40%     0.40%
Distribution (12b-1) Fee.         0.15%     0.15%           0.75%     0.75%
All Other Expenses:
    Service Fee.....               None     None            0.25%     0.25%
Other Expenses                    0.17%     0.19%(1)        0.17%     0.19%(1)
Total All Other Expenses..        0.17%     0.19%           0.42%     0.44%
Total Annual Fund
       Operating Expenses(2)      0.72%     0.74%(1)        1.57%     1.59%(1)


                                   Class Y Shares            Class I Shares
                                (Current) (Proposed)      (Current)  (Proposed)

Management Fee.........            0.40%    0.40%           0.40%      0.40%
Distribution (12b-1) Fee.          None     None            0.10%      0.10%
All Other Expenses:
    Service Fee.....               None     None            0.10%      0.10%
Other Expenses                     0.17%    0.19%(1)        0.27%      0.29%(1)
Total All Other Expenses..         0.17%    0.19%           0.37%      0.39%
Total Annual Fund
       Operating Expenses(2)       0.57%    0.59%(1)        0.87%      0.89%(1)


(1)  Includes 0.020% for fund accounting.

(2) Does not reflect an offset in Fund expenses received in the year ended December 31, 2002 for uninvested cash balances. Reflecting this offset for that year, total annual Fund operating expenses were 0.71% for Class A Shares, 1.55% for Class C Shares, 0.86% for Class I Shares, and 0.56% for Class Y Shares. Expenses for the various classes differ because Class I Shares bear program costs for financial intermediaries of 0.15% and charges common to both Class I Shares and Class Y Shares of 0.12%; Class Y Shares bear only the common charges of 0.12% and an allocation for transfer agent services of 0.05%.

     The following table shows the contractual Management fees and Fund Accounting fees during the Fund's latest fiscal year, the contractual fees if the proposed arrangements had been in effect during that fiscal year and the percentage change.

                                                 Fee accrued
                                                   if new
                                               arrangements
Type of Fund                 Actually            had been          Percent
Fee                          accrued             in effect         of change

Management fee                $1,010,893        $1,010,893             0%

Fund Accounting fee              N/A               $52,200           N/A

Total                         $1,010,893        $1,063,093


What information about the Manager should I know?



     The Fund's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of seven tax-free municipal bond funds, four money-market funds and a regional equity fund. As of December 31, 2002 these funds had aggregate assets of approximately $3.7 billion, of which approximately $2.3 billion consisted of assets of the seven tax-free municipal bond funds. The Manager was founded in 1984 by Mr. Lacy B. Herrmann and is directly controlled by him, through a trust and through share ownership by his wife and daughter, as follows:


     Elizabeth B. Herrmann               27.5%

     Lacy B. Herrmann                    25.0%

     Elizabeth B. Herrmann
     1993 Annuity Trust                  40.0%

     Diana P. Herrmann                    5.0%

     The names, addresses and principal occupations of the principal executive officer and each director of the Manager are as follows:



     Name                        Position with The Manager

     Lacy B. Herrmann            Chairman, Chief Executive Officer
                                   and Director

     Diana P. Herrmann           President, Chief Operating Officer
                                   and Director

     Elizabeth B. Herrmann       Director

     The address of all of these individuals is 380 Madison Avenue, Suite 2300, New York, NY 10017.

When was the Current Agreement last approved?

     The Current Agreement between the Fund and the Manager was approved by the shareholders of the Fund in May, 1998. It has been renewed annually by the Board of Trustees since that time, most recently in June, 2002.

What changes are proposed in the Proposed Agreement?

     The complete text of the Proposed Agreement, marked to show the proposed changes, is attached to this Proxy Statement.


What factors did the Board of Trustees consider in approving the Proposed Agreement?

     The Trustees noted that the Manager had presented for the Board's consideration materials including, among other things: conditions and trends in the municipal securities markets; an analysis of the Fund's current and historical expenses; information about the profitability of the Manager's mutual fund operations with respect to the Fund; performance of the Fund as related to various industry indices; and a statement of the rationale underlying the proposed advisory fee structure. Copies of the Proposed Agreement were also provided.

     The Trustees also noted that the Manager had retained, at the Manager's expense, a recognized independent outside consulting firm to analyze the frequency with which investment managers have unbundled Fund Accounting from the management fee. While the analysis noted that 21 - 25% of funds disclose Fund Accounting as a separate fund expense, it also noted that the frequency is higher in actuality because fund accounting costs are sometimes part of bundled fees charged by the Custodian. The Manager advised the Board that this is particularly the case with some of the larger custodian banks based upon its discussions with a number of industry representatives. The independent consultant's analysis also noted that a number of comparable funds treat fund accounting as a fund expense.

     From the foregoing, the Board of Trustees derived the following considerations:

o The performance and expense ratio of the Fund continued to be at a highly competitive level.

o Consistent with previous determinations by the Board of Trustees, the contracted Advisory and Administration fees were reasonable and well in line with industry standards and the Fund's peer group, being in general below those of comparable Funds. As of September 30, 2002, the Fund's gross management fee was 0.40 of 1% versus the average and median of 0.56 and
     0.55 of 1%, respectively, of those of comparable funds and the 0.58 of 1% average of the five competing Kentucky funds.

o A comparison of the Fund's net operating expenses vis-a-vis comparable funds reflected that the comparable funds had higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports. The Fund's net expense ratio for its Class A Shares of
     0.71 of 1% was also significantly lower than the 0.82 of 1% average and
     0.84 of 1% median for all front-end load shares of single-state municipal bond funds (437 funds) and the 0.84 of 1% average of the five competing Kentucky funds.

o The expense ratio of the Fund would remain competitive, even with the added cost of fund accounting.

o The cost of Fund Accounting services as a percentage of its operating expenses would be well within the range of expense ratios of comparable and competing funds and is not expected to adversely affect its competitive position in the future.

o The overall nature and quality of the services provided by the Manager had historically been, and continued to be, very high.

o The Fund has traditionally had a relatively low net ratio of expenses and consistent performance relative to comparable and competing funds.


o Shareholders would benefit, in that the Manager, by being relieved of Fund Accounting costs, would be in a better position to:

     o    retain experienced professionals;

     o    utilize more readily new and/or upgraded systems;

     o make other technology investments and obtain related support to provide for current and future shareholder needs; and

     o provide resources for compliance with the new regulatory and other requirements, an area of growing criticality for all mutual fund companies.

o The Manager had agreed to bear the costs relating to preparation of material regarding this proposal for inclusion in the Fund's proxy statement for the Annual Meeting of Shareholders.

     On the basis of the foregoing considerations, the Board of Trustees, including all of the Independent Trustees, voted to approve the proposed change and recommend that the shareholders of the Fund approve it.


THE BOARD OF TRUSTEES RECOMMENDS THAT THE NEW REVISED AND AMENDED ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

     If the shareholders of the Fund fail to approve Proposal No. 3, the Board of Trustees will consider what action might be appropriate, including calling another meeting of the shareholders or continuing with the present arrangements.

Receipt of Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

Appendix A

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                      ADVISORY AND ADMINISTRATION AGREEMENT


     THIS AGREEMENT, made as of               by and between CHURCHILL TAX-FREE
TRUST (the "Business Trust"), 380 Madison Avenue, Suite 2300, New York, New York 10017 and AQUILA MANAGEMENT CORPORATION (the "Manager"), a New York corporation, 380 Madison Avenue, Suite 2300, New York, New York 10017.

                              W I T N E S S E T H:

     WHEREAS, the Business Trust is a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, non-diversified management investment company, the sole series and portfolio of which is Churchill Tax-Free Fund of Kentucky (the "Fund");

     WHEREAS, the Business Trust and the Manager wish to enter into an Advisory and Administration Agreement referred to hereafter as "this Agreement," with respect to the Fund;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General

     The Manager shall perform (at its own expense) the functions set forth more fully herein for the Fund.

2.  Duties and Obligations of the Manager

     (a) Investment Advisory Services Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Business Trust, the Manager shall:

          (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

          (ii) determine what securities shall be purchased or sold by the Fund;

          (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

          (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

Subject to the provisions of Section 5 hereof, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

     (b) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Business Trust, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

          (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

          (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

          (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

          (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

          (v) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

          (c) Compliance with Requirements. Any investment program furnished, and any activities performed, by the Manager or by a Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Business Trust as amended from time to time;
          (4) any policies and determinations of the Board of Trustees of the Business Trust; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     (d) Best Efforts; Responsibility. The Manager shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a Sub-Adviser.

     (e) Other Customers. Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

     (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Fund's portfolio securities, the Manager shall select, and shall cause any Sub-Adviser to select, such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Business Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized and shall authorize any Sub-Adviser, to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Business Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients. The Manager shall cause the foregoing provisions, in substantially the same form, to be included in any Sub-Advisory Agreement.

     (g) Registration Statement; Information. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Business Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Business Trust as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.

     (h) Liability for Error. The Manager shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

     (i) Indemnification. The Business Trust shall indemnify the Manager to the full extent permitted by the Business Trust's Declaration of Trust.

3.  Allocation of Expenses

     The Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses;
(vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Business Trust may have to indemnify its officers and Trustees.

4.  Compensation of the Manager

     The Business Trust agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Business Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

5.  Termination of Sub-Advisory Agreement

     The Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

6. Duration and Termination of this Agreement

     (a) Duration. This Agreement shall become as of the date first written above following approval by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Business Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     (b) Termination. This Agreement may be terminated by the Manager at any time without penalty upon giving the Business Trust sixty days' written notice (which notice may be waived by the Business Trust) and may be terminated by the Business Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Business Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The portions of this Agreement which relate to providing investment advisory services (Sections 2(a), (c), (d) and (e)) shall automatically terminate in the event of the assignment (as defined in the Act) of this Agreement, but all other provisions relating to providing services other than investment advisory services shall not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further that for any day that the Business Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee shall be payable at the annual rate of 0.26 of 1% of such net asset value.

7.  Disclaimer of Shareholder Liability

     The Manager understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Business Trust's property; the Manager represents that it has notice of the provisions of the Business Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.


8. Notices of Meetings

     The Business Trust agrees that notice of each meeting of the Board of Trustees of the Business Trust will be sent to the Manager and that the Business Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Manager may designate.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                       CHURCHILL TAX-FREE TRUST



_______________________       By:___________________________________




ATTEST:                       AQUILA MANAGEMENT CORPORATION



_______________________       By:___________________________________




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                                IMPORTANT NOTICE

                             PLEASE READ IMMEDIATELY

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          to be held on APRIL 25, 2003

                                 PROXY STATEMENT


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THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                       Churchill Tax-Free Fund of Kentucky
                                     Class A

                  Proxy for Shareholder Meeting April 25, 2003
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Churchill Tax-Free Fund of Kentucky (the Fund) whose signature(s)appears below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, April 25, 2003 at the Kentucky Derby Museum, 704 Central Avenue, Louisville, Kentucky, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2003


_________________________________
 Signature(s) PLEASE SIGN WITHIN THE BOX


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

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please fold and detach card at perforation before MAILING
Churchill Tax-Free Fund of Kentucky

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Lacy B. Herrmann*; 02) Thomas A. Christopher; 03) Douglas Dean; 04) Diana P. Herrmann*; 05) Carroll F. Knicely; 06) Theodore T. Mason; 07) Anne J. Mills;
08)William J. Nightingale; 09) James R. Ramsey

* interested Trustees


                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

_______________

[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent auditors
                    (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

3. Action on a proposed new revised and amended Advisory and Administration Agreement under which the Fund will become responsible for Fund accounting expenses
                       (Proposal No. 3 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]



As to any other matter said proxies shall vote in accordance with their best judgment.
                                                        __
I plan to attend the annual meeting  in Louiisville    [__]

                                                        __
I plan to attend the outreach meeting in Bowling Green [__]

For address changes and/or comments, please check this box and write them on the front where indicated.
                                                             _
                                                            [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

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